United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

October 19, 2012
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

1-6479-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

666 Third Avenue
New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As previously disclosed in a Current Report on Form 8-K filed on October 3, 2012, Overseas Shipholding Group Inc. (the “Company”) is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on  October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. In connection with these matters and other matters, including negotiations with its bank creditors, the Company is evaluating its strategic options, including the potential voluntary filing of a petition for relief to reorganize under Chapter 11 of the Bankruptcy Code.

Cautionary Statement

This Current Report on Form 8-K contains forward-looking statements. Representatives of the Company may also make forward-looking statements orally from time to time. Statements in this current report on Form 8-K that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our other SEC filings. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include those we have identified in our other reports filed with the Securities and Exchange Commission, but also include the following:
●	risks arising from potential material weaknesses in our control environment;
●	potential adverse effects to our financial condition, results of operations or prospects as a result of any restatement of some or all of the prior period financial statements;
●	potential adverse effects if we are required to recognize other adverse tax- or accounting-related developments;
●	risks relating to litigation or regulatory inquiries associated with any potential restatement of prior period financial statements or other related matters; and
●	risks relating to whether we can generate or raise cash and maintain a cash balance sufficient to fund our continued investments, capital needs, borrowings and service our debt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: October 22, 2012	By: /s/ James I. Edelson
Name: James I. Edelson Title: Senior Vice President, General Counsel and Secretary